UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 2005


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


200 Vesey Street, World Financial Center
        New York, New York                                            10285
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

     On December 20, 2005, American Express Company and Citibank issued a joint press release announcing the launch of the Citi American Express Cards, a new line of credit cards issued by Citibank for use on the American Express Network. A copy of such press release is attached to this report as Exhibit
99.1 and is hereby incorporated herein by reference.

     On December 21, 2005, American Express Company and Bank of America issued a joint press release announcing that Bank of America will issue Bank of America-branded American Express cards in the United States. A copy of such press release is attached to this report as Exhibit 99.2 and is hereby incorporated herein by reference.

     On December 23, 2005, American Express Company and HSBC - North America Holdings, Inc. issued a joint press release announcing that HSBC will offer American Express-branded credit cards in the United States. A copy of such press release is attached to this report as Exhibit 99.3 and is hereby incorporated herein by reference.


Exhibit

99.1 Information from joint press release dated December 20, 2005 by American Express Company and Citibank.

99.2 Information from joint press release dated December 21, 2005 by American Express Company and Bank of America.

99.3 Information from joint press release dated December 23, 2005 by American Express Company and HSBC - North America Holdings, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                      By /s/ Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   December 23, 2005

                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------
99.1 Information from joint press release dated December 20, 2005 by American Express Company and Citibank.

99.2 Information from joint press release dated December 21, 2005 by American Express Company and Bank of America.

99.3 Information from joint press release dated December 23, 2005 by American Express Company and HSBC - North America Holdings, Inc.